MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-1
August 1, 2002 through August 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables				1,026,609,899.26
B.	Level Pay Pool Balance of the Initial Rec	926,650,172.78
C.	Last Scheduled Pmt Pool Bal of the Initial Rec	99,959,726.48
D.	Notes
	1.	Class A-1
		a.	Initial Balance			140,000,000.00
		b.	Note Interest Rate		4.63630%
		c.	Noteholders' Final Sched Pmt
			Date				15-Apr-02
	2.	Class A-2
		a.	Initial Balance			165,000,000.00
		b.	Note Interest Rate		1-Month LIBOR + 0.11%
		c	Noteholders' Final Sched Pmt
			Date				15-Aug-03
	3.	Class A-3
		a.	Initial Balance			350,000,000.00
		b.	Note Interest Rate		1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt
			Date				15-May-05
	4.	Class A-4
		a.	Initial Balance			193,022,000.00
		b.	Note Interest Rate		5.3400%
		c.	Noteholders' Final Sched
			Pmt Date			15-Dec-05
	5.	Class B
		a.	Initial Balance			64,095,000.00
		b.	Note Interest Rate		6.1900%
		c.	Noteholders' Final Sched
			Pmt Date			15-Jun-07
E.	Certificates Initial Balance			73,955,367.36
F.	Servicing Fee Rate 				1.00%
		Servicing Fee Rate for Deferred
		Receivables during Deferral Period	0.25%
G.	Wtd Avg Coupon (WAC) of the Initial
	Receivables					7.623%
H.	Wtd Avg Original Term to Maturity  (WAOM)
	of the Initial Rec				57.32 months
I.	Wtd Avg Remaining Term to Maturity (WAM)
	of the Initial Rec				56.02 months
J.	Number of Initial Receivables			44,500
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool		1.00%
	2.	Reserve Account Deposit on the
		Closing Date				9,860,723.67
	3.	Specified Reserve Balance Percentage	2.25%
	4.	Specified Reserve Balance Amount	22,186,628.27
L.	Yield Supplement Account Deposit on the
	Closing Date					9,988,699.44
M.	Yield Supplement Over Collateralization
	Balance on Closing Date				40,537,531.90
N.	Adjusted Principal Balance of
	Initial Receivables				986,072,367.36

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance				573,760,308.84
B.	Level Payment Pool Balance			486,209,081.94
C.	Last Scheduled Payment Pool Balance		87,551,226.90
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance	0.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	2.	Class A-2
		a.	Prior Month Note Balance	0.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	3.	Class A-3
		a.	Prior Month Note Balance	222,017,076.71
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	4.	Class A-4
		a.	Prior Month Note Balance	193,022,000.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	5.	Class B
		a.	Prior Month Note Balance	64,095,000.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
E.	Certificates Balance				73,955,367.36
F.	Reserve Account Balance				11,944,079.36
G.	Yield Supplement Account Balance		0.00
H.	Payahead Account Balance			68,247.66
I.	Yield Supplement Over Collatralization
	Balance 					20,670,864.77
J.	Deferred Receivables				0.00
K.	Cumulative Losses for All Prior Periods		29,868,700.01
L.	Weighted Average Coupon (WAC)			6.973%
M.	Weighted Average Remaining Term to
	Maturity  (WAM) 				41.29
N.	Number of Contracts				32,023
O.	Total Subsequent Receivables Sold as of
	Related Cutoff Dates
	1.	Level Pay Balance			0.00
	2.	Last Scheduled Payment Balance		0.00
	3.	Total					0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction		238,327.74
	2.	Prepayments in Full			99,281.45
	3.	Repurchased Receivables Principal 	0.00
	4.	Repurchased Receivables Interest	0.00
B.	Total Collections for Precomputed Contracts 	392,626.13
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal			21,498.96
	2.	Repurchased Receivables Principal 	0.00
	3.	Repurchased Receivables Interest	0.00
	4.	Last Scheduled Payment Principal
		Paid in Full Prior to Month
		of Maturity				16,064.17
	5.	Last Scheduled Payment Principal
		Due on Loans Matured This Month		0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction			15,918,231.75
	2.	Collected Principal			15,924,203.03
	3.	Collected Interest			3,108,686.30
	4.	Repurchased Receivables Principal 	777,928.89
	5.	Repurchased Receivables Interest	6,563.26
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal			528,437.38
	2.	Repurchased Receivables Principal 	0.00
	3.	Repurchased Receivables Interest	0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity	528,437.38
	5.	Last Scheduled Payment Principal Due
		on Loans Matured This Month		0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 		0.00
	2.	Specified Yield Supplement
		Account Balance				0.00
G.	Yield Supplement Over Collateralization		19,575,647.07
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)			142,953.22
		b.	Current Month Actuarial
			Advances 			42,682.46
		c.	Reimbursement of Actuarial
			Advances (or payments due
			prior to Cutoff Date)		40,931.38
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)			144,704.30
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances		0.00
		b.	Current Month Last Scheduled
			Payment Advances		0.00
		c.	Reimbursement of Last
			Scheduled Payment Advances 	0.00
		d.	Ending Last Scheduled Payment
			Advances			0.00
	3.	Simple Interest Loans - Last
		Scheduled Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances		0.00
		b.	Current Month Last Scheduled
			Payment Advance			0.00
		c.	Reimbursement of Last
			Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled
			Payment Advances		0.00
	4.	Net Servicer Advances 			1,751.08
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in
		Payahead Account Balance		(312.51)
	2.	Payahead Balance of Loans
		Defaulted this Period			0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This
		Period					0.00
	4.	Ending Payahead Balance 		67,935.15
J.	Rule of 78s Payment				0.00
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)					6.964%
L.	Weighted Average Remaining Maturity (WAM)	40.30
M.	Remaining Number of Receivables			31,443
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1238 	3.94%		23,812,697.85 	4.30%
	2.	60-89 Days
		Delinquent	298 	0.95%		5,759,830.06 	1.04%
	3.	90 Days or more
		Delinquent	223 	0.71%		4,376,908.43 	0.79%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	93 			1,398,054.80
	2.	Loans Defaulted
		During the
		Month		132
	3.	Level Payment Principal
		Balance of Defaulted Receivables	2,131,419.25
	4.	Last Scheduled Payment Principal
		Balance of Defaulted Receivables	387,270.61
	5.	Level Payment Liquidation Proceeds	427,092.46
	6.	Last Scheduled Payment Liquidation
		Proceeds				12,983.45
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables			879,723.01
P.	Pool Balances
	1.	Total Pool Balance			553,663,347.59
	2.	Level Pay Pool Balance			467,043,892.86
	3.	Last Scheduled Payment Pool Balance	86,619,454.73
	4.	Deferred Receivables			0.00
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent
	Transfer Date
	1.	Level Pay Balance			0.00
	2.	Last Scheduled Payment Balance		0.00
	3.	Total Principal Balance			0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income		14,477.69
B.	Collection Account Investment Income		23,971.26
C.	Payahead Account Investment Income		87.89
D.	Yield Supplement Account Investment Income	0.00

V.  COLLECTIONS
A.	Level Payments Received
	(Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 		392,626.13
	2.	Collected Principal on Simple
		Interest Contracts (Level
		Payment Only)				15,924,203.03
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 		3,108,686.30
							19,425,515.46

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)				549,936.34
C.	Net Change in Payahead Account Balance 		312.51
D.	Net Liquidation Proceeds and Recoveries
	Received 					1,319,798.92
E.	Principal and Interest on Purchased or
	Repurchased Contracts 				784,492.15
F.	Exclusion of Rule of 78's Payments 		0.00
G.	Net Servicer Advances/(Reimbursements) 		1,751.08
H.	Net Swap Receipt				0.00
I.	Yield Supplement Amount 			0.00
J.	Available Funds					22,081,806.46

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal		19,001,743.55
	2.	Principal Carrryover Shortfall		0.00
	3.	Total Principal Distribution Amount	19,001,743.55
B.	Total Required Payment
	1.	Total Servicing Fee  			1,478,133.59
	2.	Net Swap Payment			552,279.82
	3.	Accrued Note Interest  Due
		a.	Class A-1			0.00
		b.  	Class A-2			0.00
		c. 	Class A-3 			386,803.08
		d.	Class A-4			858,947.90
		e.	Class B 			330,623.38
		f.	Total Accrued Note Interest	1,576,374.36
	3.	Principal Distribution Amount Due
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3			19,001,743.55
		d.	Class A-4			0.00
		e.	Class B 			0.00
		f.	Total Principal
			Distribution Amount		19,001,743.55
	4.	Total Required Payment 			22,608,531.32
	5.	Available Funds				22,081,806.46
	6.	Reserve Account TRP Draw Amount		526,724.86
	7.	Total Available Funds			22,608,531.32
C.	Current Period Payments
	1.	Servicing Fee paid			1,478,133.59
	2.	Interest Paid
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			386,803.08
		d.	Class A-4			858,947.90
		e.	Class B				330,623.38
		f.	Total Interest Paid		1,576,374.36
	3.	Remaining Available Funds		19,001,743.55
	4.	Principal Payments
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			19,001,743.55
		d.	Class A-4			0.00
		e.	Class B				0.00
		f.	Total Principal Payments	19,001,743.55
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			0.00
		d.	Class A-4			0.00
		e.	Class B				0.00
		f.	Total Interest Carryover
			Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			0.00
		d.	Class A-4			0.00
		e.	Class B				0.00
		f.	Total Principal Carryover
			Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance	11,944,079.36
	3.	Plus: Reserve Account Investment
		Income					14,477.69
	4.	Less: Reserve Account Advance Draw
		Amount					0.00
	5.	Less: Reserve Account TRP Draw Amount	526,724.86
	6.	Reserve Account Balance before
		Deposit to Reserve Account		11,431,832.19
	7.	Specified Reserve Account Balance	22,186,628.27
	8.	Amount Necessary to Reinstate
		Reserve Account to Specified
		Reserve Balance 			10,754,796.08
	9.	Funds Available for Deposit to
		Reserve Account				0.00
	10.	Amount Deposited to Reserve Account	0.00
	11.	Reserve Account Investment Income
		Released to Seller			0.00
	12.	Ending Reserve Account Balance		11,431,832.19
F.	Excess Funds Deposited to Certificate
	Distribution Account				0.00
G.	Total Distributions				22,608,531.32

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	573,760,308.84 	553,663,347.59
	2.	Total Pool Factor	0.5588883	0.5393123
	3.	Level Pmt Pool Bal	486,209,081.94 	467,043,892.86
	4.	Level Pmt Pool Factor	0.5246954	0.5040132
	5.	Last Sched Pmt Pool
		Bal			87,551,226.90 	86,619,454.73
	6.	Note Balance
		a.	Class A-1 	0.00 		0.00
		b.  	Class A-2 	0.00 		0.00
		c. 	Class A-3 	222,017,076.71 	203,015,333.16
		d.	Class A-4	193,022,000.00 	193,022,000.00
		e.	Class B		64,095,000.00 	64,095,000.00
		e.	Total		479,134,076.71 	460,132,333.16
	7.	Pool Factor
		a.	Class A-1 	0.0000000	0.0000000
		b.  	Class A-2 	0.0000000	0.0000000
		c. 	Class A-3 	0.6343345	0.5800438
		d.	Class A-4	1.0000000	1.0000000
		e.	Class B		1.0000000	1.0000000
	8.	Certificate Balance	73,955,367.36 	73,955,367.36
	9.	Certificate Pool
		Factor			1.0000000	1.0000000
	10.	Total Note and
		Certificate Balance	553,089,444.07	534,087,700.52
	11.	Yield Supplement Over
		Collatralization	20,670,864.77	19,575,647.07

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.973% 		6.964%
	2.	Wtd Avg Remaining
		Term to Maturity of
		Portfolio (WAM) 	41.29 		40.30
	3.	Remaining Number of
		Receivables		32,023 		31,443


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period		2,078,613.95
B.	Realized Losses for Collection Period Less
	Recoveries					1,198,890.94
C.	Cumulative Losses for all Periods  		31,067,590.95
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1238 	3.94%		23,812,698	4.30%
	2.	60-89 Days
		Delinquent	298 	0.95%		5,759,830	1.04%
	3.	90 Days or more
		Delinquent	223 	0.71%		4,376,908	0.79%
	4.	Vehicles Repossessed
		During Collection
		Period		93 	0.29%		1,398,055


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to
	Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period	5.28%
	2.	Preceding Collection Period		4.40%
	3.	Current Collection Period 		4.35%
	4.	Three Month Average 			4.68%

B.	Annualized Net Loss				2.51%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of
	the End of the Collection Period.
	1.	Second Preceding Collection Period	1.62%
	2.	Preceding Collection Period		1.58%
	3.	Current Collection Period 		1.83%
	4.	Three Month Average 			1.68%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections		21,295,250.72
	2.	Yield Supplement Amount from MMCA	0.00
	3 	Net Swap Receipt			0.00
	4 	Net Servicer Advances (if positive) 	1,751.08
	5 	Reserve Account Draw for Total
		Required Payment 			526,724.86
	6 	Deposit from Payahead Account  		312.51
	7 	Collection Account Investment Income  	23,971.26
	8 	Total Transfers Into Collection
		Account					21,848,010.43
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee		1,478,133.59
		b.	Rule of 78's Payment		0.00
		c.	Net Reimbursement of
			Servicer Advance or Payments
			Due Prior to Cutoff Date	0.00
		d.	Less:  Total Principal and
			Interest on Repurchases
			(Netted from Amounts
			Due Servicer) 			(784,492.15)
		e.	Total To Servicer (Net of
			Total Repurchases)		693,641.44

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)		20,578,117.91
	3.	Deposit to Payahead Account 		0.00
	4.	Deposit to Reserve Account 		0.00
	5.	Deposit To Certificate Distribution
		Account
		a.	Excess Funds			0.00
		b.	Collection Account
			Investment Income		23,971.26
		c.	Total to Certificate
			Distribution Account		23,971.26
	6.	Total Transfers from Collection
		Account					21,848,010.43

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account		11,944,079.36
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from
		Available Funds 			0.00
	2.	Reserve Account Investment Income 	14,477.69
	3.	Total Transfers Into Reserve Account	14,477.69
C.	Total Transfers In and Beginning Balance	11,958,557.05
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve
		Account Advance Draw Amount		0.00
	2.	Transfer to Collection Account
		for Reserve Account TRP Draw Amount  	526,724.86
	3.	Reserve Account Investment Income
		to Seller (MART)  			0.00
	4.	Total Transfers From Reserve Account	526,724.86
E.	Ending Balance					11,431,832.19
F.	Total Distributions and Ending Balance		11,958,557.05

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account		68,247.66
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from
		Collection Account 			0.00
	2.	Payahead Account Investment Income 	87.89
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables		0.00
	4.	Total Transfers Into Payahead
		Account					87.89
C.	Total Transfers In and Beginning Balance	68,335.55
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection
		Account 				312.51
	2.	Transfer Investment Income to
		Servicer 				87.89
	3.	Total Transfers From Payahead Account	400.40
E.	Payahead Account Ending Balance 		67,935.15
F.	Total Distributions and Ending Balance		68,335.55

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement
	Account 					0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account
		Investment Income   			0.00
	2.	Total Transfers Into Yield
		Supplement Account			0.00
C.	Total Transfers and Beginning Balance  		0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to
		Collection Account (if not
		paid by MMCA) 				0.00
	2.	Transfer Investment Income to
		Seller (MART)  				0.00
	3.	Transfer Reduction in Specified
		Yield Supplement Account Balance
		to Seller (MART)			0.00
	4.	Total Transfers From Yield
		Supplement Account			0.00
E.	Specified Yield Supplement Account
	Ending Balance 					0.00
F.	Total Distributions and Ending Balance		0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account			20,578,117.91
	2.	Total Transfers Into Note
		Payment Account				20,578,117.91
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			19,388,546.63
		d.	Class A-4			858,947.90
		e.	Class B				330,623.38
		f.	Total Payments to Noteholders	20,578,117.91
	2.	Ending Balance of Note Payment Account	0.00
C.	Total Distributions and Ending Balance		20,578,117.91

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account			0.00
	2.	Collection Account Investment Income	23,971.26
	3.	Total Transfers into Certificate
		Distribution Account			23,971.26
B.	Distributions from Certificate
	Distribution Account
	1.	Payments to Certificateholders		23,971.26
	2.	Ending Balance				0.00
C.	Total Distributions and Ending Balance		23,971.26

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account			20,578,117.91
	2.	To Servicer (MMCA) 			693,641.44
	3.	To Payahead Account			0.00
	4.	To Reserve Account 			0.00
	5 	To Certificate Distribution Account	23,971.26
	6.	Total Distributions From
		Collection Account			21,295,730.61

B.	Distributions From Reserve Account
	1.	To Collection Account 			0.00
	2.	To Seller (MART)			0.00
	3.	To Servicer (MMCA)			0.00
	4.	Total Distributions From Reserve
		Account

C.	Distributions From Payahead Account
	1.	To Collection Account			312.51
	2.	Investment Income to Servicer (MMCA) 	87.89
	3.	Total Distributions From Payahead
		Account					400.40

D.	Distributions From Yield Supplement Account
	1.	To Collection Account			0.00
	2.	Investment Income to Seller (MART)	0.00
	3.	Reduction in Specified Yield
		Supplement Account Balance
		to Seller (MART)			0.00
	4.	Total Distributions From Yield
		Supplement Account			0.00

E.	Total Distributions From All Accounts		21,296,131.01
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account			20,578,117.91
	2.	Servicer (MMCA)				693,729.33
	3.	Seller (MART)				0.00
	4.	Collection Account 			312.51
	5.	Certificate Distribution Account	23,971.26
	6.	Reserve Account				0.00
	7.	Payahead Account			0.00
	8.	Yield Supplement Account		0.00
	9.	Total Distributions From All Accounts	21,296,131.01